Exhibit 10.54

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 1

This Amendment No. 1 (“Amendment”), effective as of October 3, 2013 (the “Effective Date”), entered into by and between (i) AMAG Pharmaceuticals, Inc. (“AMAG” or the “Company”) and (ii) Sigma-Aldrich, Inc. (“SAFC”), amends that certain Commercial Supply Agreement between AMAG and SAFC dated August 29, 2012 (the “Agreement”). Capitalized terms used but not defined in this Amendment will have the meanings given them in the Agreement.

BACKGROUND

A.            SAFC currently manufactures Active Pharmaceutical Ingredient and Drug Product Intermediate at its T-East plant in St. Louis, Missouri (“T-East Plant”), for commercial supply to AMAG under the terms of the Agreement.  SAFC will continue to manufacture Active Pharmaceutical Ingredient and Drug Product Intermediate at T-East Plant in accordance with Section 2.8(a) of this Agreement.

B.            SAFC and AMAG now desire to add additional manufacture of Active Pharmaceutical Ingredient and Drug Product Intermediate at SAFC’s N-1 plant in St. Louis, Missouri (“N-1 Plant”).  SAFC anticipates that N-1 Plant will be approved and online no later than [***] from the Effective Date of this Amendment (the “N-1 Start Date”).

C.            The Parties are willing to add additional manufacturing capacity of Active Pharmaceutical Ingredient and Drug Product Intermediate at N-1 Plant provided that the terms of the Agreement are amended as set forth in this Amendment.

Now, therefore, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

AMENDMENTS

1.              The second sentence of Section 2.4 (Inspections) of the Agreement is hereby amended by adding the following parenthetical statement immediately after the term “Company representatives”:

“(which representatives may include up to two (2) employees or other designees of Company and up to three (3) employees or other designees of [***] or its affiliate (“[***]” or “Customer”), provided, however, that SAFC may condition access to its records and facilities by [***] or any other third party to [***] or such third party executing a confidentiality agreement with SAFC in form and substance reasonably acceptable to SAFC; provided, further however, that if that certain three-way confidentiality agreement dated April 10, 2013 (the “3-Way CDA”) by and among SAFC, [***] and AMAG, is in force on the date of a proposed inspection, then such 3-Way CDA satisfies such requirement as it pertains to [***] employees or its designees).”

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.              Section 2.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“2.8                         Minimum [***] Purchase Commitment.

(a) Subject to the terms and conditions of this Agreement and as long as SAFC can demonstrate to Company’s reasonable satisfaction that SAFC is satisfying the Purchase Commitment Requirements set forth in Section 2.8(e) of this Agreement, Company agrees to purchase from SAFC not less than the percentage of its and its Affiliates’ worldwide demand for the Product as set forth in the following table (the “Minimum Purchase Commitment”):

[***]	Percent of Worldwide Demand if Purchase Commitment Requirements in Section 2.8(e) are Satisfied	Percent of Worldwide Demand if Purchase Commitment Requirements in Section 2.8(e) Are Not Satisfied
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

In addition, provided that AMAG is in compliance with its obligations under this Agreement in all material respects, SAFC agrees during the Term SAFC shall maintain the following:

(i)                                     before the N-1 Plant is approved and online for manufacture of the Product, the amount of the capacity in the T-East Plant sufficient to meet AMAG’s forecasted demand (and AMAG’s contractual rights to exceed such forecasted demand in accordance with the Agreement); provided, however, that SAFC may use the capacity of the T-East Plant for other projects and/or customers so long as SAFC reserves sufficient capacity to meet (A) AMAG’s forecasted demand for the Product and (B) AMAG’s contractual rights to exceed such forecasted demand in accordance with the Agreement;

(ii)                                  after the N-1 Plant is approved and online for manufacture of the Product, up to [***] of the capacity in N-1 Plant, which is designated by SAFC for the manufacture of Product, to meet AMAG’s forecasted demand, provided, however, that SAFC may use the capacity of the N-1 Plant build out for other projects and/or customers so long as SAFC reserves sufficient capacity to meet (A) AMAG’s forecasted demand for the Product and (B) AMAG’s contractual rights to exceed such forecasted demand in accordance with the Agreement; and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii)          after the N-1 Plant is approved and online for manufacture of the Product, sufficient capacity in T-East Plant for the manufacture of at least the greater of [***] or [***] for the Product through [***] (“T-East Plant Phaseout Date”); provided, such T-East Plant Phase Out Date shall be extended for additional [***] terms upon the written request of AMAG if (i) N-1 Plant is not approved or is not available for manufacture of Active Pharmaceutical and Drug Product Intermediate or (ii) N-1 Plant does not have sufficient capacity to satisfy AMAG’s purchases of Product.  AMAG may at its discretion request notification from SAFC from time to time during the Term of this Agreement regarding additional available capacity in N-1 Plant and T-East Plant for the manufacture of Product.

(b)                                 The Parties agree that, for purposes of calculating the foregoing Minimum Purchase Commitment, AMAG’s total purchases of Product under this Agreement during [***] will be compared against the total Product purchased by AMAG from all sources for use or sale worldwide during the [***] preceding each [***] during the Term. AMAG further agrees to provide to SAFC no later than [***] days after the end of each [***] during the Term, a written certification with respect to AMAG’s compliance with the foregoing Minimum Purchase Commitment for the applicable [***], which certification will contain sufficient back-up calculations to determine AMAG’s compliance with the foregoing Minimum Purchase Commitment. Within [***] days following AMAG’s delivery of the foregoing certification (the “Required Notice Period”), SAFC shall indicate whether or not it agrees that AMAG has complied with its Minimum Purchase Commitment for the applicable [***]. If SAFC does not agree that AMAG has complied with its Minimum Purchase Commitment for the applicable [***], SAFC shall provide AMAG a written notice that contains a detailed description of the reasonable basis for such disagreement, the Parties will engage in good faith discussions for a period of an additional [***] from the receipt of such notice in effort to resolve the disagreement. If the Parties do not reach a mutually acceptable agreement within the foregoing [***] day discussion period, then either Party may refer the matter to be resolved by arbitration in accordance with Section 11.3 hereof.  If SAFC does not provide AMAG with the written notice within the Required Notice Period, such ability to contest compliance shall be deemed waived.

(c)                                  As set forth in Section 5.2 of the Agreement, the sales prices for Product Manufactured under this Agreement shall be the sales prices in Appendix 3 to the Agreement (subject to price adjustment based on PPI in accordance with Section 5.5 of the Agreement); provided, however, beginning on the earlier of (i) [***] or (ii) date of FDA approval of Product manufacture at the N-1 Plant, SAFC will use commercially reasonable efforts to provide AMAG with the following Product Pricing:

[***]	[***]
[***]	[***]
[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]
[***]	[***]
[***]	[***]

The pricing set forth in the above table will be based on the cumulative amount of Product invoiced to AMAG [***] during the Term and will not be based on cumulative purchases by AMAG during the Term.  For example, [***].

(d)                                 AMAG’s Minimum Purchase Commitment, as set forth in column 2 of the table under Section 2.8(a) will:

(i)            suspend during any period during which SAFC is unable to meet AMAG’s actual demand requirements for the Product (other than due to the acts, omission or default of AMAG);

(ii)           if after [***],

(a)                             SAFC is unable to match a bona fide offer from a third party to manufacture and supply Product to AMAG in quantities and subject to pricing, payment, packaging, delivery and other material terms which in the aggregate provide AMAG with a lower total cost of purchase of the Product than the pricing and terms provided by SAFC pursuant to this Agreement then the Minimum Purchase Commitment as set forth in column 2 of the table under 2.8(a) will be terminated [***] following the date AMAG notifies SAFC of such third party offer, and the Minimum Purchase Commitment as set forth in Column 3 of the table under 2.8(a) will apply; and

(b)                                 SAFC is unable to offer the pricing set forth under Section 2.8(c) above, then, AMAG shall have the right, but not the obligation, to terminate either or both (A) the Minimum Purchase Commitment as set forth in column 2 of the table under Section 2.8(a) and/or (B) the Minimum Purchase Commitment as set forth in column 3 of the table under Section 2.8(a).

In the event Section 2.8(d)(ii)(a) applies, AMAG agrees to provide SAFC in writing with the terms of the third party offer and SAFC will have [***] business days to match the terms of such third party offer.  If SAFC is able to match such third party offer, then the Minimum Purchase Commitment as set forth in column 2 under the table in Section 2.8(a) will continue to apply for the remainder of the Term. AMAG may only invoke clause Section 2.8(d)(ii)(a) above once during the Term of this Agreement.”

(e)                                  For purposes of this Agreement, the term “Purchase Commitment

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Requirements” shall mean that (i) SAFC has provided and continues to provide conforming and timely delivered Product in commercial Batches resulting from a production yield of not less than the minimum yield achieved in the prior [***] validation runs, or in the event a Batch is produced with a Yield that is less than the minimum criteria stated in the previous sentence, the Parties will negotiate in good faith to provide a price adjustment on such Batch to cover the percentage of [***] supplied by AMAG which is lost due to unexpected yield, (ii) SAFC can meet the Commercial Assurance (as defined below in Section 3.1 of this Agreement) production levels and (iii) SAFC has not and does not breach any material term of this Agreement which remains uncured for longer than [***] days following receipt of written notice from AMAG describing the nature of the breach.

(f)           SAFC shall use commercially reasonable efforts to have N-1 Plant approved and available for use and manufacture of Active Pharmaceutical Product and Drug Product Intermediate by no later than the N-1 Start Date.”

3.              Section 9.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“9.1                         Term.  The initial period of this Agreement shall commence as of the Commencement Date and shall continue in full force and effect until [***], unless earlier terminated as provided in Section 9.2 or 10 below. Thereafter, the Agreement shall be renewed automatically for additional [***] year periods, unless terminated or cancelled by (i) by SAFC upon at least [***] months prior written notice to AMAG and (ii) by AMAG upon [***] months prior written notice to SAFC.  Such initial period and any renewal period shall be referred to herein as the ‘Term’.  Notwithstanding the foregoing, AMAG shall have the right to terminate this Agreement and any pending Purchase Orders upon (A) [***] days prior written notice if:  (i) AMAG, its Affiliates and any marketing partners (if any) all discontinue the sale or commercialization of the Finished Product in [***], or (ii) the FDA and other relevant regulators take regulatory action that prohibits the sale or commercialization of the Finished Product in [***] or (B) on or after [***], upon [***] months prior written notice to SAFC for convenience.”

4.              Paragraph (a) of Section 12.6 (Assignment; Successors; Subcontractors; Third-Party Beneficiaries) of the Agreement is hereby amended and restated in its entirety to read as follows:

(d)                                 “Neither Party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which will not be unreasonably withheld, except that (i) Company may assign, in whole or in part, without such consent any of its rights or obligations under this Agreement to any Affiliate of Company, provided that any such assignment to an Affiliate shall not relieve Company as the primary obligor hereunder, (ii) either Party may assign this Agreement in connection with the merger, consolidation or sale of the stock or substantially all of the assets of such Party relating to the performance of this Agreement, (iii) Company may assign this Agreement at any time to [***] upon written notice to SAFC, (iv) SAFC acknowledges and agrees that

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] is an intended third party beneficiary of: (A) the right to participate in certain inspections that may be conducted by Regulatory Authorities as and to the extent set forth in Section 2.4 of this Agreement and (B) the right to obtain direct supply of Active Pharmaceutical Ingredient and Drug Product Intermediate from SAFC as and to the extent set forth in Section 12.22 of this Agreement, and (v) Company agrees that SAFC shall have the right from time to time, during the Term of this Agreement and without further notice or liability, to accept Purchase Orders for Product directly from [***] against Company’s Commercial Forecast. Any assignment in violation of this Section 12.6(a) shall be null and void.”

5.              The Agreement is hereby amended by adding the following new Section 12.21 at the end of the Agreement:

“12.21           Manufacturing Product at N-1 Plant.

a)            SAFC will be responsible for the costs of constructing and preparing the N-1 Plant for Manufacture of Product, including making any capital improvements to N-1 Plant, utilities, ancillary equipment and controls, which may be necessary to transfer the current process and scale-up the Manufacture of Product in N-1 Plant in commercial quantities (“Technology Transfer and Scale-Up Project”).

b)            SAFC shall invoice AMAG for a technology transfer fee and scale-up fee up to a total of $[***] for a portion of the costs of the Technology Transfer and Scale-Up Project: (i) $[***] to be billed and invoiced on or after [***] and (ii) $[***] to be billed and invoiced by SAFC on or after [***].  If the N-1 Plant is not approved by AMAG, such approval not to be unreasonably withheld, and online [***] from the Effective Date of this Amendment, then SAFC shall promptly provide a credit to AMAG of $[***].

c)             If AMAG requests changes to the Product Specification, or process of Manufacture, AMAG and SAFC will negotiate the responsibility for the costs of validating and implementing such changes, which may include additional capital equipment. Provided that N-1 Plant modifications meet AMAG quality standards and global regulatory approval (i.e., US, EU, Canada and Switzerland) is obtained, AMAG agrees to allow SAFC to Manufacture Product in N-1 Plant in fulfillment of AMAG Purchase Orders within [***] of facility completion and validation.”

6.              The Agreement is hereby amended by adding the text set forth below as a new Section 12.22 to the Agreement:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“12.22           The Parties hereby acknowledge that AMAG desires for [***] to have the right to order certain quantities of Active Pharmaceutical Ingredient and Drug Product Intermediate from SAFC in the event that during the term of this Agreement either (i) [***] or (ii) [***].  SAFC hereby agrees to accept such orders from [***] subject to the following terms and conditions: (i) AMAG shall provide written notice to SAFC of (A) the occurrence of such an [***] or [***] and (B) AMAG’s assignment of its rights and obligations under this Agreement to [***], (ii) [***] shall agree in writing with SAFC to assume AMAG’s rights and obligations under the Agreement and submit written purchase orders to SAFC that satisfy all of the requirements, terms and conditions of this Agreement, including without limitation, as to quantities, delivery dates and payment, as the same would apply to purchase orders submitted by AMAG under this Agreement and (iii) [***] shall commit in writing to make direct payment to SAFC of the amounts due for the Active Pharmaceutical Ingredient and Drug Product Intermediate so ordered and delivered in accordance with the terms and conditions of this Agreement, as the same would apply to quantities of Active Pharmaceutical Ingredient and Drug Product Intermediate purchased by AMAG hereunder.”

7.                                      Accept as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect unamended.

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNAURE PAGE TO AMENDMENT NO. 1

In Witness Whereof, the Parties by their authorized representatives have executed this Amendment as of the Effective Date.

AMAG PHARMACEUTICALS, INC.		Sigma-Aldrich, Inc.

By:	/s/ Frank E. Thomas	By:	/s/ Gilles Cottier

Name:	Frank E. Thomas	Name:	Gilles Cottier
Title:	Chief Operating Officer	Title:	Vice President